UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-16407	13-4151777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street
Warsaw, Indiana	46580
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (574) 373-3333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange
1.164% Notes due 2027	ZBH 27	New York Stock Exchange
3.518% Notes due 2032	ZBH 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2026, Zimmer Biomet Holdings, Inc. (the “Company”) notified Kevin Thornal, Group President, Global Businesses and the Americas, that his position is being restructured. Mr. Thornal will be departing from the Company, effective on September 30, 2026.

Mr. Thornal will be eligible for severance benefits under the Company’s Restated Executive Severance Plan, as amended (the “Severance Plan”). Pursuant to the Severance Plan, Mr. Thornal will receive benefits, including a lump sum amount equal to the sum of twelve months of his annual base salary plus target annual bonus, plus twelve months of his current monthly COBRA premiums. His right to receive such severance payments and benefits is conditioned upon his executing and not revoking a general release in favor of the Company. A summary of the Severance Plan is included in the Company’s definitive proxy statement filed on April 1, 2026 under “Executive Compensation – Potential Payments upon Termination of Employment – Executive Severance Plan.” The Severance Plan was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 6, 2018, and the Amendment to the Severance Plan was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on May 5, 2022.

Item 7.01	Regulation FD Disclosure.

On September 8, 2026, the Company issued a press release relating to the matters described above in Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 8, 2026

101	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2026

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, Chief Legal and Corporate Affairs Officer and Secretary

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